SELECTED DEALER AGREEMENT

                                                                   July 23, 2004

Sands Brothers International Limited
90 Park Avenue
New York, New York 10016

         Re:    RMS Titanic, Inc.
                -----------------

Ladies and Gentlemen:

                  This Agreement sets forth terms upon which Sands Brothers International Limited, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (the "Selected Dealer"), shall be engaged by RMS Titanic, Inc., a Florida corporation (the "Company"), to act as exclusive Selected Dealer in connection with the private placement (the "Offering") of "Units", at a price of $60,000 per Unit. Each Unit shall consist of: (i) such number of shares of common stock, $.0001 par value per share (the "Common Stock" or "Shares") of the Company, as is determined by dividing $60,000 by 80% of the average closing bid price per share of the Common Stock for each of the ten trading days prior to each Closing, as reported on the OTC Bulletin Board ("Common Stock Closing Price"); and (ii) three warrants (each, a "Warrant" and collectively, the "Warrants") for every ten Shares included in the Units to purchase Common Stock, exercisable for a period of five years at an exercise price per share equal to $1.50 per share. The form of Warrant is included as an annex to the Memorandum (as hereinafter defined). The shares to be issued upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." The Offering will consist of a minimum of 25 Units ($1,500,000) (the "Minimum Amount") and a maximum of 46 Units ($2,760,000) of Units (the "Maximum Amount"). Based on the current capitalization of the Company, the maximum number of Shares that the Company has available for issuance to satisfy the Common Stock component of the Units is 3,456,635 Shares and the maximum number of Shares that the Company has available to reserve for issuance to satisfy the Warrant component of the Units is 1,036,991 Shares. Subject to the actual Common Stock Closing Price and the availability of sufficient shares of Common Stock as governed by the Company's Articles of Incorporation and applicable law, the Company and the Selected Dealer have the right to increase the Maximum Amount.

                  Subscriptions for the Units will be accepted by the Company at a price of per Unit calculated above (the "Offering Price"); provided, however, that the Selected Dealer shall not tender to the Company subscriptions for any persons or entities who do not qualify as "accredited investors," as such term is defined in Rule 501 of Regulation D as promulgated under Section 4(2) ("Regulation D") of the Securities Act of 1933, as amended (the "Act"). The Units will be offered through September 23, 2004 (the "Initial Offering Period") commencing on the date of the Memorandum, which period may be extended by the Company and the Selected Dealer through October 25, 2004 (this additional period and the Initial Offering Period shall be referred to as the "Offering Period"). The date on which the Offering shall terminate shall be referred to as the "Termination Date."

                  With respect to the Offering, the Company shall provide the Selected Dealer, on terms set forth herein, the right to offer and sell all of the Units being offered. The Company and the Selected Dealer may, in their joint discretion, accept or reject in whole or in part any prospective investment in the Units or allot to any prospective subscriber less than the number of Units that such subscriber desires to purchase. Purchases of Units may be made by the Selected Dealer and its officers, directors, employees and affiliates. All such purchases, together with purchases by officers, directors, employees and affiliates of the Company, may be used to satisfy the Minimum Amount if the Minimum Amount has not been subscribed for on or before the end of the Offering Period.

                  The Offering will be made by the Company solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to the Selected Dealer and its counsel and contain such legends and other information as the Selected Dealer and its counsel may, from time to time, deem necessary and desirable to be set forth therein. "Memorandum" as used in this Agreement means the Company's Confidential Private Placement Memorandum dated July 23, 2004, inclusive of all annexes, and all amendments, supplements and appendices thereto.

         1. Appointment of Selected Dealer.

              On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Selected Dealer is appointed as the exclusive agent of the Company during the Offering Period to assist the Company in finding qualified subscribers for the Offering. On the basis of such representations and warranties and subject to such terms and conditions, the Selected Dealer hereby accepts such appointment and agrees to perform its services hereunder in a professional and businesslike manner and to use its reasonable efforts to assist the Company in finding subscribers of Units who qualify as "accredited investors," as such term is defined in Rule 501 of Regulation D and to complete the Offering. The Selected Dealer has no obligation to purchase any of the Units. The Selected Dealer may offer and sell the Units through dealers selected by the Selected Dealer. Unless sooner terminated in accordance with this Agreement, the engagement of the Selected Dealer hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

         2. Representations and Warranties. The representations and warranties contained in this Section 2 are true and correct as of the date of this Agreement, except as set forth in the Memorandum or the disclosure schedule attached hereto as Schedule 1.

                  (a) The Company, and each of its subsidiaries, is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company, and each of its subsidiaries, is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, property, rights, assets, management, business or prospects of the Company or any of its subsidiaries, considered as a whole ("Material Adverse Effect").

                  (b) The Company has requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted, to enter into and perform its obligations under this Agreement and, immediately prior to the First Closing (as hereinafter defined), the other agreements contemplated hereby and by the Memorandum (collectively, the "Transaction Documents"), and immediately prior to the First Closing will have all requisite power and authority to issue, sell and deliver the Common Stock, the Warrants, the Warrant Shares, the Selected Dealer Warrant (as hereinafter defined) and the Selected Dealer Warrant Shares (as hereinafter defined). Upon due execution and delivery, this Agreement, the Warrants and the Selected Dealer Warrant will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

                  (c) None of the execution and delivery of, or performance by the Company under, this Agreement, the Warrants or the Selected Dealer Warrant will conflict with or violate, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, or any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets.

                  (d) None of the Shares, the Warrants, the Warrant Shares, the Selected Dealer Warrant or the Selected Dealer's Warrant Shares are subject to preemptive or similar rights of any stockholder or security holder of the Company or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. Immediately prior to the First Closing, a sufficient number of authorized but unissued shares of Common Stock will have been reserved to take into account Common Stock issuable upon exercise of the Warrants and the Selected Dealer's Warrant ("Selected Dealer's Warrant Shares").

                  (e) No consent, authorization or filing of or with any United States court or government authority is required in connection with the consummation of the transactions contemplated herein, except for required filings with the United States Securities and Exchange Commission (the "SEC") and applicable "Blue Sky" or state securities commissions relating specifically to the Offering.

                  (f) The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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

                  (g) The Memorandum conforms in all material respects with the Act and the requirements of all other rules and regulations (the "Regulations") of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions as approved in the sole discretion of the Company wherein the Units are to be offered and sold. The Units will be offered and sold pursuant to the registration exemption provided by Section 4(2) of the Act and Regulation D promulgated thereunder as a transaction not involving a public offering. The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder. None of the Company or, to the Company's knowledge, its affiliates, has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with
Section 503 of Regulation D.

                  (h) The Company has authorized and outstanding the capital stock as set forth in the Memorandum as of the date set forth therein. All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the Memorandum or the SEC Filings: (i) there are no outstanding options, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for shares of capital stock or other equity securities of the Company and there are no contracts, commitments or understandings to which the Company is a party, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind to which the Company is a party with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) no person holds a right to require the Company to register any securities of the Company under the Act or to participate in any such registration. The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. Except as set forth in the Memorandum or the SEC filings, all issuances by the Company of its securities have been registered or were exempt from registration under the Act and any applicable state securities laws.

                  (i) The financial statements, together with the related notes, of the Company included in the Memorandum present fairly in all material respects the financial position of the Company as of the respective dates specified and the results of its operations and cash flow for the respective periods covered thereby. Except as set forth in such financial statements, the Memorandum or the SEC Filings, the Company has not incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions subsequent to February 29, 2004 except in the ordinary course of its business.

                  (j) The conduct of business by the Company as presently conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts such business, except as described in the Memorandum and except such regulation as is applicable to commercial enterprises generally. The Company has obtained all requisite licenses, permits and other governmental authorizations to conduct its business as presently conducted, except to the extent the failure to so obtain and maintain would not have a Material Adverse Effect.

                  (k) Except as set forth in the Memorandum or the SEC Filings, no default by the Company or, to the knowledge of the Company, any other party exists in the due performance under any of the agreements referred to in the Memorandum to which the Company is a party or to which any of its assets are subject, other than defaults that would not have a Material Adverse Effect.

                  (l) Except as set forth in the Memorandum or the SEC Filings, there are no actions, suits, claims, hearings, or proceedings pending before any court or governmental authority or, to the knowledge of the Company, threatened, against the Company, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to the Company or such officer or director, would have a Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the other Transaction Documents or the enforceability thereof.

                  (m) The Company is not: (i) in violation of its charter or by-laws; (ii) except as set forth in the Memorandum or the SEC Filings, in default of any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject; (iii) except as set forth in the Memorandum or the SEC Filings, in violation of any statute, rule or regulation which violation would have a Material Adverse Effect; or (iv) except as set forth in the Memorandum or the SEC Filings, in violation of any judgment, decree or order applicable to the Company.

                  (n) Subsequent to the respective dates as of which information is given in the Memorandum, except as may otherwise be set forth in the Memorandum, there has been no: (i) Material Adverse Effect; (ii) damage, loss or destruction, whether or not covered by insurance, with respect to any material asset or property of the Company; or (iii) agreement to permit any of the foregoing.

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

                  (o) The Company has appropriate casualty and liability insurance coverage, in scope and amounts reasonable and to the Company's knowledge, customary for similar businesses.

                  (p) Since January 1, 2002 the Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the "SEC Filings"). As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Filings, when filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party have been filed as exhibits to the SEC Filings to the extent required. The financial statements of the Company included in the SEC Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

                  (q) Except as disclosed in the Memorandum, as of the date of this Agreement no director, officer or employee of the Company, nor any affiliate of any such person is presently, directly or indirectly through his or her affiliation with any other person or entity, a party to any loan from the Company or any other transaction (other than as an employee) with the Company providing for the furnishing of services by, or rental of any personal property from, or otherwise requiring cash payments to any such person.

                  (r) Except as set forth in the Memorandum, the Company owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. Except as set forth in the Memorandum, the Company is in compliance in all material respects with such leases and, holds a valid leasehold interest free of any liens, claims, or encumbrances.

                  (s) Since the adoption of the Sarbanes-Oxley Act of 2002 (the "New Act"), the Company has complied in all material respects with the laws, rules and regulation under the New Act to the extent applicable to an OTC Bulletin Board company.

                  (t) The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and which are due (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes or has obtained an extension of the deadline for such filing) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the Company's knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company's knowledge, none of the Company's tax returns is presently being audited by any taxing authority.

                  (u) Neither the sale of the Units nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its subsidiaries are in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

         3. Selected Dealer Compensation.

                  (a) The Company shall cause to be delivered to the Selected Dealer copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby authorizes the Selected Dealer and its Selected Dealers, employees and Selected Dealers to use the Memorandum in connection with the sale of the Units until the Termination Date, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

                  (b) The Company shall make available to the Selected Dealer and its representatives such information as may be reasonably requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Selected Dealer.

                  (c) As compensation for its services under this Agreement, the Selected Dealer will receive (i) a cash fee (the "Selected Dealer Fee") equal to 8.0% of the aggregate proceeds that the Company receives from the sale of the Units and (ii) reimbursement of up to $30,000 of non-accountable expenses incurred in connection with this Offering (the "Expense Allowance").

                  (d) As additional compensation hereunder, at each Closing, the Company will issue to the Selected Dealer or its designees, for nominal consideration, warrants ("Selected Dealer Warrants") to purchase 20% of the number of shares of Common Stock included in the Units sold at such Closing, exercisable at the same price per share as the Warrants included in the Units issued at such closing. The Selected Dealer Warrants shall be afforded the same terms that contained in the Warrants. The Selected Dealer shall have registration rights as shall be set forth in the Registration Rights Agreement annexed to the Memorandum.

                  (e) Payment of the proportional amount of the Selected Dealer Fee will be made out of the proceeds of subscriptions for the Units sold at each Closing (as hereinafter defined) and Selected Dealer Warrants will be issued to the Selected Dealer and its designees at each Closing in proportion to the Units sold at each Closing. Payment of the Expense Allowance will be made out of the proceeds of subscriptions for Units at the First Closing.

4.       Subscription and Closing Procedures.

                  (a) The Units sold in the Offering will be sold pursuant to Subscription Agreements between the Company and the subscribers in the Offering in the form annexed to the Memorandum.

                  (b) All funds for subscriptions received from the sale of Units in the Offering will be deposited into the escrow account (the "Escrow Account") established for such purpose with Signature Bank, New York, New York. (the "Escrow Agent"). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the Escrow Agreement by and among the Company, the Selected Dealer and the Escrow Agent. The Company will pay all of the Escrow Agent's customary fees related to the establishment and maintenance of the Escrow Account.

                  (c) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to the Units sold (the "First Closing"). Thereafter, the remaining Units will continue to be offered and sold until the Termination Date. Additional closings ("Closings") may from time to time be conducted at times mutually agreeable with respect to additional Units sold with the final closing ("Final Closing") to occur within 10 days from the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made at each Closing at the Company's offices against delivery of the Units by the Company at the address set forth in Section 14 hereof (or at such other place as may be designated by the Company). Executed certificates for the Common Stock, Warrants and the Selected Dealer's Warrants will be in such authorized denominations and, with respect to investors located by the Selected Dealer, will be registered in such names as the Selected Dealer may request and will be made available to the Selected Dealer for checking and packaging at the Selected Dealer's office as soon as practicable following each closing.

                  (d) If subscriptions for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Company and the Selected Dealer, cause all monies received from subscribers located by the Selected Dealer for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

         5. Further Covenants. The Company hereby covenants and agrees that:

                  (a) Except with the prior written notice to the Selected Dealer, the Company shall not, at any time prior to the Final Closing, knowingly take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing date with the same force and effect as if such representations and warranties had been made on and as of each such date.

                  (b) If, at any time prior to the Final Closing, any event shall occur which materially affects the Company or as a result of which it becomes necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true and correct in all material respects, or in case it shall be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Selected Dealer and shall, at its sole cost, prepare and furnish to the Selected Dealer copies of appropriate amendments and/or supplements in such quantities as the Selected Dealer may reasonably request. The Company will not at any time before the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Selected Dealer will not previously have been advised and furnished with a copy, or which is not in compliance in all material respects with the Act and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Selected Dealer and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Common Stock, Warrant Shares and/or Selected Dealer Warrant Shares or the suspension of any exemption for such qualification or registration thereof for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

                  (c) The Company shall comply with the Act, the Exchange Act and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Selected Dealer, any and all reports on Form D as are required.

                  (d) The Company shall use best commercially reasonable efforts to qualify the Common Stock, the Warrant Shares and the Selected Dealer's Warrant Shares for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by the Company and the Selected Dealer, and the Company will make such applications and furnish information as may be required for such purposes, provided that the Company will not be required to qualify as a foreign corporation in any jurisdiction or execute a general consent to service of process. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Selected Dealer may reasonably request with respect to the Offering.

                  (e) The Company shall place a legend on the certificates representing the Common Stock, the Warrants, the Warrant Shares, the Selected Dealer Warrant and the Selected Dealer Warrant Shares that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

                  (f) The Company shall apply the net proceeds from the sale of the Units in the manner set forth in the Memorandum.

                  (g) During the Offering Period and as set forth in the Memorandum, the Company shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense.

                  (h) The Company will be responsible for all printing costs and expenses in connection with furnishing Selected Dealer with such quantities of the Memorandum and other documents and instruments relating to the Offering as the Selected Dealer may reasonably request. In addition, the Company will pay all reasonable filing fees, costs and legal fees for all Blue Sky services and related filings and expenses of counsel of which $6,000 ($2,500 on account of legal fees and expenses and $3,500 on account of filings fees), shall be paid prior to the printing of the Memorandum. Any unused filing fees shall be promptly returned to the Company after the Final Closing. The state Blue Sky filings shall be prepared by the Selected Dealer's Blue Sky counsel and all Blue Sky filing fees shall be paid by the Company prior to any filing. The Company's counsel shall be responsible for the preparation of and the filing of the federal Form D. Further, as promptly as practicable after the Closing, the Company shall prepare, at its own expense, velobound "closing binders" relating to the Offering and will distribute such binders up to a maximum of four (4) binders to the individuals designated by counsel to the Selected Dealer.

                  (i) Except with the prior written consent of the Selected Dealer, not to be unreasonably withheld or delayed, and except as contemplated by the Memorandum, the Company shall not, at any time prior to the Closing, engage in or commit to engage in any transaction outside the ordinary course of business or issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities except as contemplated by the Memorandum or outside of the ordinary course of business incur any material indebtedness in excess of $200,000 or dispose of any material assets or make any material acquisition or change in its business or operations.

                  (j) Until the Termination Date, neither the Company nor any person or entity acting on its behalf will negotiate with any other Selected Dealer or underwriter with respect to a private or public offering of the Company's or any subsidiary's debt or equity securities. Neither the Company nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Selected Dealer, offer for sale to, or solicit offers to subscribe for Shares from, or otherwise approach or negotiate in respect thereof with, any other person.

                  (k) In the event that Selected Dealer introduces the Company to a party or entity (excluding, however, any third parties in which the Company can demonstrate a preexisting relationship) ("SBIL Introduced Party") and as a result of such introduction, a Financing Transaction is consummated within one year following the final closing of the Offering or the termination of this Agreement ("Tail Period"), the Company shall pay Selected Dealer upon the consummation of such Financing Transaction a "tail" fee equal to five percent (5%) of the gross proceeds raised in such transaction. SBIL shall deliver a list setting forth the names of all SBIL Introduced Parties within 15 business days of termination or expiration of this Agreement for purposes of the "tail" provisions as described in this section. For purposes hereunder the term "Financing Transaction" means a private placement, public offering, syndication or other sale of equity or debt securities of the Company or other on-balance or off-balance sheet corporate finance transaction of the Company.

                  (l) Until the expiration of the Tail Period, the Company shall not negotiate, enter into or attempt to negotiate or enter into any agreement, covenant or understanding, written or oral, with any other person or entity, directly or indirectly, that could undermine any of the rights or interests of the Selected Dealer, in, under or in respect of this Agreement and will not to interfere with, circumvent, frustrate or otherwise impede in any manner the realization by the Selected Dealer of any of the objectives it seeks or benefits derived, or to be derived, from any of the foregoing.

                  (m) In the event a Closing occurs, for a period of not less than two (2) years from the date thereof, the Company will, at Selected Dealer's option and if so requested by Selected Dealer, recommend and use its best efforts to elect one designee of Selected Dealer, reasonably satisfactory to the Company, as a member of its Board of Directors; such designee, if elected or appointed, shall attend meetings of the Board and receive no more or less compensation than is paid to other non-management directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging and transportation. To the extent permitted by law, the Company will agree to indemnify Selected Dealer's designee for the actions of such designee as a director of the Company. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it will agree, to include Selected Dealer's designee as an insured under such policy. If Selected Dealer does not exercise its option to designate such member of the Company's Board of Directors, Selected Dealer shall nonetheless have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors. The Company agrees to give Selected Dealer notice of each such meeting (or copies of any consents in lieu of meetings) and to provide Selected Dealer with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the directors.

                  (n) The Company will cause Arnie Geller ("Geller") and Gerald Couture ("Couture") to suspend their respective rights to receive shares of Common Stock in lieu of salary as per the terms of their respective employment agreements until the Termination Date. A written agreement evidencing same shall be provided to the Selected Dealer at the time of execution of this Agreement or promptly thereafter.

                  (o) The Company will cause Geller and Couture to forfeit an aggregate of 1,800,000 options to purchase Common Stock in the manner described in the Memorandum.

         6. Conditions of Selected Dealer's Obligations. The obligations of the Selected Dealer hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

                  (a) Each of the representations and warranties of the Company shall be true and correct in all material respects when made on and as of each Closing Date as though made on and as of each Closing, except as to representations and warranties made as of a specific date.

                  (b) The Company shall have performed and complied in all material respects with all agreements, covenants and conditions related to this Offering required to be performed and complied with by it at or before each Closing.

                  (c) No order suspending the use of the Memorandum or enjoining the Offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the Company's knowledge, be contemplated or threatened by a court or governmental authority.

                  (d) The Selected Dealer shall have received certificates of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date, certifying, as to the fulfillment of the conditions set forth in subparagraphs (a), (b) and (c) above.

                  (e) The Company shall have delivered to the Selected Dealer:
(i) a currently dated good standing certificate from the secretary of state of its jurisdiction of incorporation; and (ii) resolutions of the Company's Board of Directors approving this Agreement and the transactions and agreements contemplated by this Agreement and the Memorandum, certified by the Secretary of the Company.

                  (f) At each Closing, the Company shall have paid to the Selected Dealer, the Selected Dealer Fee and the Expense Allowance as set forth in Sections 3(c) hereof and shall execute and deliver to the Selected Dealer, the Selected Dealer Warrant as set forth in Section 3(d).

                  (g) The Company shall deliver to the Selected Dealer a signed opinion of Harter, Secrest & Emery, LLP, special counsel to the Company ("Company Counsel"), dated as of each Closing Date, which opinion shall cover due incorporation of the Company, corporate power, foreign qualifications, capitalization, due authorization, the validly issued, fully paid and nonassessable nature of the Common Stock underlying the Units, reservation of shares of Common Stock underlying the Units, the due authorization and enforceability of the transaction documents, the valid execution and delivery of the transaction documents, no violation of the Company's organizational documents, and the Company's compliance with the requirements of Regulation D under the Act.

                  (h) All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Units and the Selected Dealer Warrant will be reasonably satisfactory in form and substance to the Selected Dealer and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

                  (i) A Registration Rights Agreement covering the Common Stock, the Warrant Shares and the Selected Dealer Warrant Shares in the form attached to the Memorandum shall be executed and delivered by the Company.

                  7. Scope of Responsibility. Neither the Selected Dealer nor any of its affiliates (nor any of their respective directors, officers, Selected Dealers and employees, and each person who controls the Selected Dealer within the meaning of the Act) shall be liable to the Company or to any other person claiming through the Company for any claim, loss, damage, liability, cost or expense suffered by the Company or any such other person arising out of or related to this engagement except for a claim, loss or expense that arises out of or is based upon an action or failure to act by the Selected Dealer that constitutes bad faith, willful misconduct or gross negligence on the part of the Selected Dealer.

                  8. Representation and Warranties of the Selected Dealer.

          (a) The Selected Dealer hereby represents and warrants to the Company that it is a registered broker-dealer pursuant to the Exchange Act, a member in good standing of the National Association of Securities Dealers, Inc., and registered and qualified to act in each state and jurisdiction in which it is required to be registered as such in order to offer and sell the Units.

          (b) The Selected Dealer shall not engage in any form of general solicitation or general advertising that is prohibited by Regulation D in connection with the Offering, or take any action that might reasonably be expected to jeopardize the availability for the Offering of the exemption from registration provided by Rule 506 under Regulation D. The Selected Dealer shall comply with all laws in effect in any jurisdiction in which securities of the Company are offered by it and the rules, regulations and orders of any securities administrator existing or adopted thereunder, including without limitation, the Act, the Exchange Act and the rules and regulations thereunder. Prior to the sale by the Company to any purchaser of any of the Units, the Selected Dealer will furnish to such purchaser a copy of the Memorandum.

          (c) The Selected Dealer represents and warrants to the Company that the person who has signed this Agreement on its behalf is duly authorized to so sign, and this Agreement is a valid and binding obligation of the Selected Dealer, enforceable in accordance with its terms.

                  9. Confidentiality. In the course of its services under this Agreement, the Selected Dealer will have access to Confidential Information (as defined below) concerning the Company. The Selected Dealer agrees that all Confidential Information will be treated by the Selected Dealer as confidential in all respects. The Selected Dealer hereby agrees that it and its dealers, affiliates and representatives shall: (i) use the Confidential Information solely for the purposes of its engagement hereunder; and (ii) not disclose any Confidential Information to any other party except to those Selected Dealer representatives who need to know such information for the purposes of the Selected Dealer's engagement hereunder and who have been advised of such confidentiality restrictions. The term "Confidential Information" shall mean all information, whether written or oral, which is or has been disclosed by the Company or its affiliates, Selected Dealers or representatives to the Selected Dealer or any of its representatives in connection with the Offering and the transactions contemplated hereby, which is not in the public domain, but shall not include: (i) information which is publicly disclosed other than by the Selected Dealer in violation of this Agreement or other obligation of the Selected Dealer; (ii) information which is obtained by the Selected Dealer from a third party that (A) the Selected Dealer does not know to have violated, or to have obtained such information in violation of, any obligation to the Company or its affiliates with respect to such information, and (B) does not require the Selected Dealer to refrain from disclosing such information; and (iii) information which is required to be disclosed by the Selected Dealer or its outside counsel under compulsion of law (whether by oral question, interrogatory, subpoena, civil investigative demand or otherwise) or by order of any court or governmental or regulatory body to whose supervisory authority the Selected Dealer is subject; provided that, in such circumstance, the Selected Dealer will give the Company prior written notice of such disclosure and cooperate with the Company to minimize the scope of any such disclosure. The Selected Dealer's obligation under this section shall continue after the date of expiration, termination or completion of this Agreement or the Selected Dealer's engagement hereunder.

                  10. Indemnification.

                  (a) The Company will: (i) indemnify and hold harmless the Selected Dealer, its selected dealers and their respective officers, directors, employees and each person, if any, who controls such persons within the meaning of the Act (each an "Indemnitee") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or out-of-pocket expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Selected Dealer or any such controlling persons specifically for use in the preparation thereof, (B) any violations by the Selected Dealer of the Act or state securities laws which does not result from a violation thereof by the Company or any of its affiliates, or
(C) the gross negligence, willful misconduct, or bad faith of the Selected Dealer or the party claiming a right to indemnification. In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker's or finder's fees from any Indemnitee in connection with the Offering. The foregoing indemnity agreements will be in addition to any liability which the Company may otherwise have.

                  (b) The Selected Dealer will indemnify and hold harmless the Company, its officers, directors, Selected Dealers, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of the Company, any of its officers, directors, Selected Dealers, employees, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Selected Dealer furnished in writing to the Company by the Selected Dealer or any controlling person, specifically for use in the preparation thereof. The Selected Dealer will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements will be in addition to any liability which the Selected Dealer may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action, claim, proceeding or investigation (the "Action"), such indemnified party, if a claim in respect thereof is to be made against the indemnified party under this Section 10, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 10 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will have the right, at its option, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, which consent shall not be unreasonably withheld. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing the indemnified party, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party, unless such settlement includes an unconditional release of such indemnified party from all liability arising or that may arise out of such Action. No indemnified party shall settle any Action for which indemnification may be sought by him or it hereunder without the prior written consent of the indemnifying party.

                  11. Contribution. To provide for just and equitable contribution, if: (i) an indemnified party makes a claim for indemnification pursuant to Section 10 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Selected Dealer on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selected Dealer on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total compensation received by the Selected Dealer. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Selected Dealer, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Selected Dealer agree that it would be unjust and inequitable if the respective obligations of the Company and the Selected Dealer for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 11. No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 11, each person, if any, who controls the Selected Dealer within the meaning of the Act will have the same rights to contribution as the Selected Dealer, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 11. Anything in this Section 11 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 11 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

                  12. Termination.

                     (a) The engagement of the Selected Dealer may be terminated by the Selected Dealer at any time prior to the expiration of the Offering Period (such date of termination of the engagement of the Selected Dealer or the date of termination of the engagement of the Selected Dealer under Section 12(b) below, as the case may be, the "Expiration Date") in the event that: (i) any of the representations or warranties of the Company contained herein or in the Memorandum shall prove to have been false or misleading in any material respect when made or deemed made; (ii) the Company shall have failed to perform any of its material obligations hereunder; (iii) the Selected Dealer shall determine that it is reasonably likely that any of the conditions to Closing set forth herein will not or cannot be satisfied; or (iv) there shall occur any event which materially and adversely affects the transactions contemplated hereby. In the event of any such termination occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company described in clauses (i) or (ii) above, the Selected Dealer shall be entitled to receive, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (A) all unpaid Selected Dealer Fees earned through the Expiration Date based upon the amount of funds then in escrow, (B) the full amount of the unpaid Expense Allowance, (C) any amounts as may be due under any indemnity or contribution obligation provided herein, at law or otherwise and (D) the amounts that become payable thereafter as a result of purchases of the Company's securities by SBIL Introduced Parties Investors in accordance with the terms of
Section 5(k) above. In the event of any such termination occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company described in clauses (iii) or (iv) above, the Selected Dealer shall be entitled to receive, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (A) the full amount of the unpaid Expense Allowance (B) any amounts as may be due under any indemnity or contribution obligation provided herein, at law or otherwise and
(C) the amounts that become payable thereafter as a result of purchases of the Company's securities by SBIL Introduced Parties Investors in accordance with the terms of Section 5(k) above.

                  (b) The engagement of the Selected Dealer may be terminated by the Company at any time prior to the Expiration Date in the event: (i) any of the representations or warranties of the Selected Dealer contained herein shall prove to have been false or misleading in any material respect when made or deemed made; (ii) the Selected Dealer shall have failed to perform any of its material obligations hereunder, (iii) there shall occur any event described in
Section 12(a)(iv) above not occasioned by or arising out of or in connection with any breach or failure hereunder on the part of the Company or (iv) of the gross negligence, bad faith, or willful misconduct of the Selected Dealer or its representatives. In the event of any termination by the Company pursuant to clause (i), (ii) or (iii) above, the Selected Dealer shall be entitled to retain the amount of the Expense Allowance accrued through the Expiration Date, but shall be entitled to no other amounts whatsoever except (A) as may be due under any indemnity or contribution obligation provided herein, at law or otherwise and (B) the amounts that become payable thereafter as a result of purchases of the Company's securities by SBIL Introduced Parties Investors in accordance with the terms of Section 5(k) above.

                  (c) Upon any such termination, the Escrow Agent will, at the request of the Selected Dealer, cause all monies received in respect of subscriptions for Units then in escrow to be promptly returned to such subscribers without interest, penalty, expense or deduction.

                  13. Survival. The provisions of Sections 5(k), 5(l), 9, 10, 11, 12, 13, 14, 15, 16, 17 and 18 shall survive any termination hereunder.

                  14. Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Selected Dealer, will be mailed, delivered or telefaxed and confirmed to Sands Brothers International Limited, 90 Park Avenue, New York, New York 10016, telefax number (212) 697-8035 with a copy to Littman Krooks LLP, 655 Third Avenue, 20th Floor, New York, NY 10017, Attn: Steven D. Uslaner, Esq., telefax number (212) 490-2990, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to RMS Titanic, Inc., 3340 Peachtree Road NE, Suite 2250, Atlanta, GA 30326, Attn:
Arnie Geller, telefax number (404) 842-2626 with a copy to Harter, Secrest & Emery LLP, 1600 Bausch & Lomb Place, Rochester, New York 14604, Attn: Daniel R. Kinel, Esq., telefax number (585) 232-2152.

                  15. Governing Law, Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

                  16. Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.

                  17. Entire Agreement. This Agreement together with any other agreement referred to herein supersedes all prior agreements between the parties with respect to the Offering and the subject matter hereof.

                  18. Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

                                                                 *****

         If the foregoing is in accordance with your understanding of the agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Selected Dealer in accordance with its terms.



                              RMS TITANIC, INC.


                              By:     /s/ Arnie Geller
                                      ----------------------------------------
                                      Name:    Arnie Geller
                                      ----------------------------------------
                                      Title:   President and CEO
                                      ----------------------------------------
                                      Date:    July 23, 2004
                                      ----------------------------------------

  Accepted and agreed to this
  23rd day of July, 2004


  SANDS BROTHERS INTERNATIONAL LIMITED


  By:
         -----------------------------------

         Name:
                  --------------------------

         Title:
                  --------------------------

         Date:
                  --------------------------